  ARIEL MUTUAL FUNDS



                            Ariel Appreciation Fund

Ariel Growth Fund

                                               Annual Report-September 30, 1996

                                                             [LOGO APPEARS HERE]

                            Ariel Premier Bond Fund

The Tortoise and the Hare

One day a Hare was making fun of a Tortoise for being so slow upon his feet. "Wait a bit," said the tortoise, "I'll run a race with you, and I'll wager that I'll win." The Hare, who was much amused at the idea, said "Let's try and see..." When the time came both started off together...The Hare nearly turned a somersault in his haste, while the Tortoise began at a slow but steady pace. Meanwhile the Tortoise kept plodding on...


Table of Contents
                                        The Patient Investor                   2
                                        Company in Focus                       4
                                        Company Updates                        6
                                        Ariel Equity Funds                     8
                                        Schedule of Investments
                                           Ariel Growth Fund                  10
                                           Ariel Appreciation Fund            13
                                        Equity Statistical Summary            16
                                        Ariel Premier Bond                    18
                                        Statement of Assets & Liabilities     22
                                        Statement of Operations               22
                                        Statement of Changes in Net Assets    23
                                        Financial Highlights                  24
                                        Notes to the Financial Statements     25
                                        Report of Independent Auditors        27
                                        Board of Trustees                     28


For a free investment kit on any of the
Ariel Mutual Funds, including a prospectus containing more information, please call
1-800-29-ARIEL. Please read the prospectus carefully before investing or sending money.


Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601

800.292.7435
312.726.0140
Fax 312.726.7473

THE PATIENT INVEST  [LOGO APPEARS HERE]  R(R)

Dear Fellow Shareholders: For the third quarter ending September 30, 1996, the small and medium-sized companies that make up the Ariel Growth Fund portfolio gained +2.8%, while the Ariel Appreciation Fund, with its medium-sized company focus, fared even better with a +4.2% return. As a means of comparison, during this same three month period, the smaller stocks that make up the Russell 2500 Index posted a +2.3% gain, whereas the broader market--as represented by the Standard & Poor's 500 Index--earned +3.1%.

On the surface, the aforementioned returns might suggest a placid investing environment during the hot summer months. In reality, a turbulent market downspiral that began in late May, persisted throughout July. And just when the summer market doldrums seemed to settle in, stocks rebounded in the August and September months. As we had expected, the undervalued companies that make up the Ariel Growth and Ariel Appreciation Funds served to safeguard the portfolios from the mid-summer freefall. Moreover, the excellent fundamentals of these same underfollowed franchise businesses positively contributed to our results just as the market began to scale new heights by late summer. We watched with wonder and incredulity as the Dow Jones Industrial Average flirted with the never before seen 6000 mark. And somehow despite these nosebleed-like conditions that often make our kinds of stocks a little queasy, our portfolios were particularly boosted by the solid fundamentals of some of our favorite longtime holdings-- companies whose predictable earnings stand in stark contrast to the uncertain and uneven results of the day. Office furniture manufacturer, Herman Miller, Inc. (OTC: MLHR); GLAD garbage bag maker, First Brands Corporation (NYSE: FBR); and banking giant, Northern Trust Corporation (OTC: NTRS) were just some of the issues whose stock prices positively impacted our portfolios during the volatile quarter.

And so, as the rabbit runs, the turtle plods along. With this said, we should note that for the year ended September 30, 1996, we have been pleased to show improving results for both Ariel equity portfolios after what had been a difficult period for our conservative style. Specifically, over the last 12 months, the Ariel Growth and the Ariel Appreciation Funds have returned +16.3% and +19.6% respectively versus +15.8% for the Russell 2500 and +20.3% for the S&P 500 Index.

Another look at the research effort

We are delighted to report that John Miller, a Vice President in our research department and 7 year Ariel veteran, was recently awarded the Chartered Financial Analyst (CFA) designation--the highest accreditation given in the investment field. John's successful completion of Level 3 of the CFA Exam ends years of intense test preparation. As a result of his achievement, four of our six research team members now hold CFA designations. Additionally, four of the six also hold MBA degrees. John's success is not only important to his own professional growth and intellectual development but also for the growth and development of our research team as a whole. As an investment firm that scours the business landscape in search of excellent companies run by good people, perhaps no area of our own firm could be more important.

In 1995, we wrote about the addition of two senior analysts to the research area. With their hiring, we sought to augment our investigative research effort by creating an environment that would permit each analyst to conduct even more focused and thorough research. The desired results of an expanded staff were immediately apparent in our weekly meetings and have been increasingly evident as these meetings have become more and more animated with time. Specifically, as our group has been able to gel, we have witnessed a heightened level of dialogue where experienced individuals speak with a great deal of conviction and comfortably challenge each other's ideas. The in-depth reports on individual securities that are distributed to each analyst prior to our meetings only serve as the starting point of our discussions. The data put forth in these extensive documents incite the analysts to challenge each other's assumptions about a company's future earnings growth, balance sheet, product differentiation and corporate leadership. Beyond the written work itself, the research meetings become brainstorming sessions where analysts and portfolio managers search to identify outside business and personal contacts that can shed additional light on a current or potential portfolio holding.

Although the portfolio managers are the final decision makers, our research analysts are forced to sell their ideas to the life and professional experiences of five other investment professionals who fiercely adhere to our basic value framework, but also filter information through their own skill sets. With our concentrated portfolios, a self-imposed limit on the number of stocks that we will follow, and our low portfolio turnover, each company must stand up to intense scrutiny and surmount an extraordinary number of hurdles before a final decision can be made to add it to our portfolios. As such, getting a stock into an Ariel portfolio is that much harder and this degree of difficulty is inevitably heightened by the fact that each analyst's personal compensation is not only tied to the securities that fall under their own purview, but also the investment results of the entire team. And since we all significantly participate in our mutual fund portfolios with the investment of our children's college funds, personal savings dollars and our firm's profit sharing plan, our interests are also inextricably linked with those of our shareholders.

Be it continuing educational efforts or additional people, we will forever search to uncover ways that will allow us to find the very best businesses run by the very best people. Perhaps there is no time when this level of investigation could be more important than when the stock market continues to scale new heights and the bull market has extended itself longer than any other in stock market history.

As always, we are most grateful for the opportunity to serve you and welcome any questions or comments that you might have.

Sincerely,


/s/ John W. Rogers, Jr.       /s/ Eric T. McKissack, CFA
John W. Rogers, Jr.           Eric T. McKissack, CFA
Portfolio Manager             Portfolio Manager
Ariel Growth Fund             Ariel Appreciation Fund

Company in Focus

Arthur J. Gallagher & Co. (NYSE:AJG) was established in 1927 and provides insurance brokerage, risk management, and related services to domestic and foreign clients. Its primary activity is the negotiation and placement of property and casualty (P & C) and employee benefits policies with leading insurance companies on a worldwide basis. (As a broker, Gallagher assumes no direct insurance risk.) In addition, the company offers a wide variety of risk management services. The breadth of Gallagher's services and its innovative insurance solutions are significant competitive advantages. These advantages are evidenced by a client retention rate that approaches 95% which compares very favorably to the industry norm of 75-80%. The company has outperformed its peers by focusing on niche markets, selling innovative products, executing a very disciplined acquisition strategy, and tightly controlling expenses. The results of these efforts include revenue and earnings growth that have averaged 11% and 12% respectively over the past decade and a return on equity that has averaged almost 30%.

        Arthur J. Gallagher
       The Gallagher Centre
           Two Pierce Place
Itasca, Illinois 60143-3141
             (630) 773-3800

Niche Markets - Gallagher has developed an expertise and an excellent reputation in several niches. Among Gallagher's larger niche markets are municipalities (e.g. towns, school districts, etc.) where the company manages 35% of the insurance pools for these political entities. Additionally, Gallagher handles the insurance needs for about 70% of the Catholic churches in this country. It also has a significant presence with Methodist and Lutheran churches. Interestingly, both of these markets are global in nature and Gallagher is using its demonstrated expertise to expand internationally.

Innovative Products & Services - Gallagher has evolved beyond its brokerage roots of placing clients' insurance needs with carriers in exchange for a commission. Today, the company offers a full range of services to its corporate, institutional, and municipal clients including brokerage, risk identification and assessment, prevention, loss reserving, claims management, and information services. In addition, it has developed an excellent reputation in the alternative risk transfer (self insurance) arena. Even at a time when insurance industry pricing has been soft, Gallagher has been able to save its clients millions of dollars by creating (and managing for a fee) self insurance pools. Of the 350 pools in the country, Gallagher manages approximately 125.

Acquisition Strategy - As small agencies find it increasingly difficult to offer the product breadth and servicing capabilities of the larger brokers and clearly lack the economies of scale, acquisitions have become a critical part of Gallagher's growth strategy. Gallagher seeks to acquire well-managed agencies with local franchises that can benefit from Gallagher's broader product line and the centralizing of its back office functions. Moreover, the company is one of the favored purchasers as it largely maintains the entrepreneurial character of the acquired agency. Over the past 40 years, Gallagher has successfully completed approximately 40 transactions which have accounted for about one-half of the company's growth. The current pace of approximately 3-5 deals per year appears sustainable.

Motivated Management - The Gallagher family, directors, and employ-ees, own approximately one-third of the 18 million outstanding shares. Chief Executive Officer Patrick Gallagher (age 45), assumed the leadership reins from his uncle, Robert Gallagher. He has spent his entire career with the company and his background includes both sales and management responsibilities. With their ownership stake and significant stock options, the entire team is strongly motivated to maximize shareholder value. In addition to managing the company very successfully, this team has enhanced shareholder value by repurchasing at favorable prices almost $90 million of stock over the past four years.

P & C Industry Fundamentals - Historically, the P & C insurance industry has exhibited cyclical characteristics. Demand for insurance has increased steadily with economic growth and inflation being the primary drivers. The available supply of insurance is determined by the amount of capital that insurance companies have to put to work. After an extended period of strong stock and bond performance (insurance companies have large investment portfolios) and lower than average catastrophe losses over the past 2-3 years, capital is at record levels. As a result, industry pricing has softened as insurance companies compete to put their capital to work. As insurance premium prices have declined, the commission to the broker has also declined, pressuring the revenues of Gallagher and other brokers. In fact, pricing has been in a decline for almost ten years.

While the exact timing of a turnaround is difficult to predict, we are encouraged by the fact that this is the longest downturn on record and that the stock and bond markets will not go straight up forever. Additionally, catastrophes tend to be random events and periods of favorable performance are likely to be followed by more difficult periods.

The lengthy deterioration in the P & C insurance industry fundamentals has taken its toll on Wall Street. Virtually every analyst has been burnt at least once calling for a favorable turn in the industry. As a group, they are very cautious and this is reflected in the valuations of their stocks.

This environment has had a direct impact on Gallagher. Its stock price has declined 25% from its 1996 high and trades at 10 times estimated 1997 earnings and 6.7 times estimated cash flow. These represent significant discounts to peer and broader market valuations.

However, despite the difficult business environment, Gallagher has consistently demonstrated superior profitability as measured by return on equity which has averaged almost 30% over the past decade. In addition, it has generated significant free cash flow which has been used to repay debt, steadily increase dividends, and repurchase shares at attractive prices. Today, the company is debt free and has cash and investments of $140 million, or almost $9.00 per share. These attributes provide Gallagher with significant financial flexibility.

In our research endeavors, we seek to find "diamonds in the rough." In Gallagher, we think that we have found one and are patiently adding it to our portfolios. We are not predicating our recommendation on an immediate turn in the P & C industry. Instead, we are banking on Gallagher's proven ability to prosper despite difficult business conditions and view a possible turn in the P & C industry's fundamentals as the "icing on the cake."

Company Updates

Central Newspapers (NYSE:ECP) Central Newspapers' stock has raced nearly 40% ahead of its 52-week low as a result of several positive factors. The naming of a former Gannett executive, Louis Weill III, to the office of CEO has given the company a breath of fresh air. Following his many years at Gannett, Weill ran Central Newspapers' Phoenix operations until his recent succession to the helm. His strong leadership skills and desire to grow the Indianapolis-headquartered company in the style of larger entities should add considerable value for shareholders.

A recent acquisition of the Alexandria Daily Town Talk in Louisiana has expanded Central's reach beyond its strongholds in Indiana and Arizona. This newest addition offers the ability to leverage existing operations into contiguous areas. Additionally, the company's strong cash flow has allowed it to buy back approximately 400,000 shares of the 27 million outstanding under a one million share buyback authorization.

Newsprint prices have plummeted from a high last year of $750 a ton to below $550, which by our estimates adds close to $.20 per share to second half earnings. Moreover, improved linage through new advertising campaigns and cost-cutting measures also helped third quarter results of $.57 versus $.42, a 36% rise in earnings per share.

CENTRAL NEWSPAPERS, INC.

With the stock trading at just over 7 times cash flow and with the group valued at 8-10 times, we think this stock will continue to outperform the market. On a price/ earnings basis, the stock is also trading at an attractive 14.8 times our next year's estimate of $2.70.

The Rouse Company (NYSE:RSE) The most significant event at The Rouse Company in several years was the acquisition in June 1996 of The Hughes Corporation for $520 million. This top tier real estate portfolio included Fashion Show Mall (the leading shopping mall in Las Vegas), over four million square feet of office, business, and industrial properties in Las Vegas and Los Angeles, as well as Summerlin, a 22,500 acre master-planned community on the outskirts of Las Vegas. These excellent properties offer substantial growth potential over the coming decade. For example, Summerlin has been ranked the best selling master planned residential community in the U.S. in each of the past four years. To date only 20% of the acreage has been developed and there is space for a major regional mall. In the office, business, and industrial portfolio, many of the larger projects are less than 50% developed. With the Las Vegas economy being one of the fastest growing in the nation in terms of population and job creation, we are very enthusiastic about the outlook for these properties.

                                                               THE ROUSE COMPANY

The Rouse Company's existing portfolio of properties had an excellent first half with cash flow per share rising 18%. Strong land sales and a doubling of cash flow from the office/mixed use properties more than offset sluggish results from the shopping malls.

Despite the strong historic and expected growth joined with management's consistent record of meeting or exceeding expectations, the shares trade at only 10 times our 1997 estimate, a valuation that we find extremely compelling.

Safety Kleen (NYSE:SK) Since our original recommendation in the early part of 1995, Safety Kleen's stock has not changed much despite a market that continues to soar to new heights. However, management recently presented a well-thought strategy to revitalize the stock. With the operational issues under control and its plants working efficiently, the company is on its way to growing earnings per share by 15% per year. To achieve this target, the company is rolling out new services to capture more revenues.

For example, Safety Kleen has begun to collect and perform silver recovery from photochemical waste for thousands of photography labs, x-ray and medical labs, and printing and publishing shops. Furthermore, the company introduced a new vacuum service that removes the residual oil and sludge that accumulate in underground sump tanks in hundreds of thousands of service stations and automobile repair places in the U.S. While most of the new services mentioned are not yet fully developed, they are only extensions of Safety Kleen's current capability and require little capital investments.

We continue to recommend purchase of Safety Kleen for the following reasons. First, after several years of high capital expenditures, cash flow should improve dramatically from here. Second, the large capital requirements of new businesses should diminish, and thereby contribute to the bottom line starting this year. Finally, by our estimates, Safety Kleen remains a very inexpensive stock -- trading at only 12.5 times 1997 earnings per share and 5.8 times its cash flow.

[Safety-Kleen Logo]

Specialty Equipment (OTC:SPEQ) Since we first recommended Specialty Equipment in May 1995, the company has generated attractive operating results and cash flow, and has strengthened its balance sheet. Yet, its stock price has appreciated only modestly during this period.

[Globe Logo]

Nonetheless, Specialty's prospects appear exciting. As its fast-food restaurant customers continue their expansion activity into new markets, they positively impact Specialty's Taylor division (maker of soft serve ice cream equipment and clam shaped grills). For instance, its largest customer, McDonald's Corporation (NYSE: MCD), closed its recent nine-month period with an 11% increase in system-wide restaurants. Considering comments from McDonald's management, we expect this rate of unit expansion to continue into next year. Given the consistency of Specialty's products and the strong relationship with this customer and many others, we remain optimistic about future performance.

Specialty's other core business, Beverage-Air, has had mixed results. After a difficult period in its refrigeration business, a time in which year-over-year comparisons declined for four consecutive quarters, we expect operating results to improve sharply in future quarters.

Currently at $13.50, Specialty is trading below 6 times cash flow and around 8.6 times our forward 12-month earnings estimate of $1.57. We find the shares attractive and recommend purchase.

Ariel Equity Funds

Ten Largest Holdings
as of September 30, 1996

1  First Brands Corporation
   Manufacturer and marketer of
   consumer products for home and
   automobile markets

2  Rouse Company
   Retail mall developer

3  Ecolab, Inc.
   Leading developer and marketer
   of premium cleaning and sanitizing
   products and services for the
   hospitality markets

4  MBIA, Inc.
   Leading insurer of municipal bonds

5  Harte-Hanks Communications
   Diversified communications company

6  Herman Miller, Inc.
   Major manufacturer of furniture for
   offices and health care facilities

7  Central Newspapers, Inc.
   Leading media company that
   publishes daily and weekly newspapers
   in metropolitan Phoenix
   and Indianapolis

8  Interface, Inc.
   World's leading manufacturer and
   marketer of carpet tiles

9  Northern Trust Corporation
   Chicago-based bank holding company

10 Longs Drug Stores, Inc.
   A leading operator of retail drug
   stores in California and other
   western states


Ariel Growth Fund

Inception November 6, 1986

                             Average Annual Total Return

                             1 Year    3 Year     5 Year    Life of Fund
                             ------    ------     ------    ------------
       Ariel Growth Fund     +16.3%    +10.5%     +10.3%       +13.2%




Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.



Ariel Growth Fund
Portfolio Composition


Pie Chart


Materials & Processing              22.1%
Health Care                          3.4%
Producer Durables                   10.7%
Financial Services                  14.9%
Other                                2.1%
Consumer Staples                    10.1%
Consumer Discretionary & Services   36.8%



Ariel Growth Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the Fund generally holds investments for a relatively long period, usually three to five years. The Fund invests in companies with market capitalizations under $1.5 billion, with an emphasis on smaller capitalization (small cap) stocks.




S&P 500
Portfolio Composition

Pie Chart
Other                               5.2%
Utilities                          10.6%
Autos & Transportation              4.1%
Other Energy                        1.1%
Integrated Oils                     7.9%
Techology                          10.5%
Consumer Staples                   11.8%
Consumer Discretionary & Services  10.2%

Financial Services                 15.3%
Producer Durables                   5.1%
Health Care                        10.6%




Comparison of change in value of $10,000 invested in Ariel Growth Fund and comparable indices*





Ariel Growth Fund           Nov86       $10,000
                            Dec86       $10,203
                            Dec87       $11,367
                            Dec88       $15,905
                            Dec89       $19,900
                            Dec90       $16,699
                            Dec91       $22,163
                            Dec92       $24,763
                            Dec93       $26,924
                            Dec94       $25,786
                            Dec95       $30,562
                            Sep96       $34,208

S&P 500                     Nov86       $10,000
                            Dec86       $ 9,745
                            Dec87       $10,256
                            Dec88       $11,960
                            Dec89       $15,749
                            Dec90       $15,260
                            Dec91       $19,910
                            Dec92       $21,427
                            Dec93       $23,897
                            Dec94       $23,897
                            Dec95       $32,878
                            Sep96       $37,316

Russell 2500                Nov86       $10,000
                            Dec86       $ 9,737
                            Dec87       $ 9,281
                            Dec88       $11,391
                            Dec89       $13,604
                            Dec90       $11,580
                            Dec91       $16,988
                            Dec92       $19,738
                            Dec93       $23,002
                            Dec94       $22,759
                            Dec95       $29,975
                            Sep96       $33,797


Ariel Appreciation Fund

        Inception December 1, 1989


Average Annual Total Return
-----------------------------------------------------------------
                           1 Year  3 Year  5 Year    Life of Fund
-----------------------------------------------------------------
Ariel Appreciation Fund    +19.6%  +11.2%  +10.5%    +11.1%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.

Ariel Appreciation Fund
Portfolio Composition

Pie Chart

Materials & Processing                    14.1%
Health Care                                8.9%
Producer Durables                         11.4%
Financial Services                        21.7%
Other                                      2.3%
Consumer Staples                           8.6%
Consumer Discretionary & Services         33.0%


S&P 500
Portfolio Composition

Pie Chart

Other                                      5.2%
Utilities                                 10.6%
Autos & Transportation                     4.1%
Other Energy                               1.1%
Integrated Oils                            7.9%
Technology                                10.5%
Materials & Processing                     7.6%
Consumer Staples                          11.8%
Consumer Discretionary & Services         10.2%
Financial Services                        15.3%
Producer Durables                          5.1%
Health Care                               10.6%


Comparison of change in value of $10,000 invested in Ariel Appreciation Fund and comparable indices*


Plot Points

Ariel Appreciation Fund                   Dec 89           $10,000
                                          Dec 90           $ 9,902
                                          Dec 91           $13,184

                                          Dec 92           $14,930
                                          Dec 93           $16,115
                                          Dec 94           $14,763
                                          Dec 95           $18,330
                                          Dec 96           $20,596

S&P 500                                   Dec 89           $10,000
                                          Dec 90           $ 9,922
                                          Dec 91           $12,945
                                          Dec 92           $13,932
                                          Dec 93           $15,336
                                          Dec 94           $15,539
                                          Dec 95           $21,378
                                          Dec 96           $24,263

Russell 2500                              Dec 89           $10,000
                                          Dec 90           $ 8,554
                                          Dec 91           $12,549
                                          Dec 92           $14,580
                                          Dec 93           $16,992
                                          Dec 94           $16,812
                                          Dec 95           $22,142
                                          Dec 96           $24,965

     Ariel Appreciation Fund also pursues long-term capital appreciation by investing in undervalued companies with growth potential, but does so at a lower level of risk than Ariel Growth Fund. Like Ariel Growth Fund, this Fund seeks issuers that provide quality products or services. To capture anticipated growth, the Fund will also hold investments for a relatively long period -- usually three to five years. The Fund invests in small and midsize companies with market capitalizations from $200 million to $5 billion, with an emphasis on medium capitalization (mid cap) stocks.

Ten Largest Holdings
as of September 30, 1996

1  Rouse Company
   Retail mall developer

2  Harte-Hanks Communications
   Diversified communications company

3  First Brands Corporation
   Manufacturer and marketer of consumer products for home and automobile markets

4  Northern Trust Corporation
   Chicago-based bank holding company

5  MBIA, Inc.
   Leading insurer of municipal bonds

6  Longs Drug Stores, Inc.
   A leading operator of retail drug stores in California and other western states

7  Herman Miller, Inc.
   Major manufacturer of furniture for offices and health care facilities

8  Hasbro, Inc.
   World's largest toy manufacturer

9  Bergen Brunswig Corporation
   Nation's second largest distributor/wholesaler of pharmaceuticals and health care products

10 Leggett & Platt, Inc.
   Specializes in manufacturing and marketing components for the home furnishing industry and diversified markets

Schedule of Investments



Ariel Growth Fund
Schedule of Investments
September 30, 1996

    Number           COMMON STOCKS--98.94%                Cost      Market Value
   of Shares

                     Advertising--3.31%
     77,700          Omnicom Group, Inc.               $1,120,818   $ 3,632,475
                                                       ----------   -----------

                     Business Services--6.94%
    115,350          Angelica Corp.                     3,189,095     2,494,444
    151,900          Ecolab, Inc.                       1,883,095     5,126,625
                                                       ----------   -----------
                                                        5,072,190     7,621,069
                                                       ----------   -----------

                     Consumer Products--10.27%
     71,900          Armor All Products Corp.           1,054,198     1,150,400
     35,000          Clorox Co.                         1,374,550     3,355,625
    226,500          First Brands Corp.                 3,150,015     5,917,312
     61,420          Oil-Dri Corporation of America     1,046,965       852,203
                                                       ----------   -----------
                                                        6,625,728    11,275,540
                                                       ----------   -----------

                     Diversified Operations--2.08%
     98,600          Whitman Corp.                      2,387,220     2,280,125
                                                       ----------   -----------

   Number    COMMON STOCKS--98.94% (cont)               Cost    Market Value
of Shares
             Entertainment & Leisure--3.47%
 102,700     Hasbro, Inc.                        $ 1,316,769    $  3,812,737
                                                 -----------    ------------

             Environmental--3.37%
 224,050     Safety Kleen Corp.                    3,554,642       3,696,825
                                                 -----------    ------------

             Financial Services--13.28%
  59,200     MBIA, Inc.                            3,399,385       5,076,400
  67,400     Northern Trust Corp.                  2,388,939       4,431,550
 262,225     Phoenix Duff & Phelps Corp.           1,837,953       1,638,906
 105,400     T. Rowe Price Associates                441,758       3,425,500
                                                 -----------    ------------

                                                   8,068,035      14,572,356
                                                 -----------    ------------

             Food & Restaurants--5.27%
 178,333     Bob Evans Farms, Inc.                 2,223,491       2,385,204
 145,600     McCormick & Co., Inc.                 3,129,561       3,403,400
                                                 -----------    ------------

                                                   5,353,052       5,788,604
                                                 -----------    ------------

             Furniture & Furnishings--11.38%
 264,100     Interface, Inc., Class A              3,989,788       4,555,725
 102,600     Leggett & Platt, Inc.                 1,071,207       3,013,875
 121,495     Miller (Herman), Inc.                 2,299,901       4,920,548
                                                 -----------    ------------

                                                   7,360,896      12,490,148
                                                 -----------    ------------

             Health Care--3.32%
 114,800     Bergen Brunswig Corp., Class A        1,762,006       3,644,900
                                                 -----------    ------------

             Industrial--4.91%
  73,400     Brady (WH) Co.                        1,625,350       1,844,175
 267,800     Specialty Equipment Cos., Inc.*       2,973,179       3,548,350
                                                 -----------    ------------

                                                   4,598,529       5,392,525
                                                 -----------    ------------

             Insurance--0.52%
  16,700     Arthur J. Gallagher & Co.               571,377         574,063
                                                 -----------    ------------

             Newspapers--11.20%
 457,810     American Media, Inc., Class A*        4,786,323       2,460,729
 127,000     Central Newspapers, Inc.,
              Class A                              2,220,625       4,841,875
 178,900     Harte-Hanks Communications            2,263,325       4,986,837
                                                 -----------    ------------

                                                   9,270,273      12,289,441
                                                 -----------    ------------

             Office & Business Equipment--4.76%
 134,620     General Binding Corp.                 1,968,983       3,163,570
 122,300     Hunt Mfg. Co.                         1,549,217       2,063,812
                                                 -----------    ------------

                                                   3,518,200       5,227,382
                                                 -----------    ------------


Number of Shares      COMMON STOCKS--98.94% (cont)            Cost       Market Value
                      Packaging--3.44%
    223,000           Shorewood Packaging Corp.*          $ 2,269,493    $  3,777,063
                                                          -----------    ------------

                      Printing & Publishing--1.38%
    138,800           Thomas Nelson, Inc.                   1,903,392       1,509,450
                                                          -----------    ------------

                      Real Estate--6.18%
     47,000           Merry Land & Investment Co., Inc.     1,043,843       1,004,625
    222,100           Rouse Co.*                            2,210,979       5,774,600
                                                          -----------    ------------
                                                            3,254,822       6,779,225
                                                          -----------    ------------

                      Retailing--3.86%
     97,500           Longs Drug Stores, Inc.               3,469,132       4,241,250
                                                         ------------    ------------

                      Total Common Stocks                  71,476,574     108,605,178
                                                          -----------    ------------

Principal Amount      REPURCHASE AGREEMENTS--0.83%           Cost        Market Value


   $915,242           State Street Bank & Trust Company
                      Repurchase Agreement, 4.00%,
                      dated 9/30/96, repurchase price
                      $915,344, maturing 10/1/96
                      (collateralized by U.S. Treasury
                      Bond, 6.25%, 8/15/23)               $   915,242    $    915,242
                                                          -----------    ------------

                      Total Repurchase Agreements             915,242         915,242
                                                          -----------    ------------

                      Total Investments--99.77%           $72,391,816     109,520,420
                                                          ===========
                      Other Assets and Cash
                      less Liabilities--0.23%                                 249,617
                                                                         ------------

                      NET ASSETS--100.00%                                $109,770,037
                                                                         ============
*Non-income producing

    The accompanying notes are an integral part of the financial statements.


Ariel Appreciation Fund
Schedule of Investments
September 30, 1996

       Number       COMMON STOCKS--99.39%                  Cost     Market Value
       of Shares
                    Advertising--2.76%
        80,150      Omnicom Group, Inc.                $ 1,565,730   $ 3,747,013
                                                       -----------   -----------

                    Business Services--4.58%
        64,800      Ecolab, Inc.                         1,601,491     2,187,000
       152,600      Equifax, Inc.                        1,242,124     4,024,825
                                                       -----------   -----------
                                                         2,843,615     6,211,825
                                                       -----------   -----------

                    Chemicals--2.56%
        87,500      Morton International, Inc.           2,773,242     3,478,125
                                                       -----------   -----------

                    Consumer Products--10.37%
       153,800      Armor All Products Corp.             2,452,049     2,460,800
        40,450      Clorox Co.                           3,018,993     3,878,144
       227,000      First Brands Corp.                   4,665,135     5,930,375
        62,300      Stanhome, Inc.                       1,990,625     1,798,912
                                                       -----------   -----------
                                                        12,126,802    14,068,231
                                                       -----------   -----------

                    Diversified Operations--2.31%
       135,400      Whitman Corp.                        3,353,226     3,131,125
                                                       -----------   -----------

                    Entertainment & Leisure--6.02%
       116,700      Carnival Cruise Lines, Inc.          1,805,622     3,617,700
       122,500      Hasbro, Inc.                         1,936,021     4,547,813
                                                       -----------   -----------
                                                         3,741,643     8,165,513
                                                       -----------   -----------

                    Environmental--3.33%
       273,600      Safety Kleen Corp.                   4,172,781     4,514,400
                                                       -----------   -----------

                    Financial Services--14.98%
        62,000      MBIA, Inc.                           4,053,446     5,316,500
       119,780      MBNA Corp.                           2,000,581     4,162,355
        83,100      Northern Trust Corp.                 3,482,479     5,463,825
       185,750      Phoenix Duff & Phelps Corp.          1,488,974     1,160,937
       129,400      T. Rowe Price Associates             1,878,019     4,205,500
                                                       -----------   -----------
                                                        12,903,499    20,309,117
                                                       -----------   -----------

                    Food & Restaurants--3.24%
       115,400      Bob Evans Farms, Inc.                2,258,483     1,543,475
       122,055      McCormick & Co., Inc.                2,710,051     2,853,036
                                                       -----------   -----------
                                                         4,968,534     4,396,511
                                                       -----------   -----------

Number of Shares    COMMON STOCKS--99.39% (cont)              Cost      Market Value
                    Furniture & Furnishings--6.69%
       153,860      Leggett & Platt, Inc.                 $ 1,876,028   $ 4,519,637
       112,300      Miller (Herman), Inc.                   3,222,411     4,548,150
                                                          -----------   -----------
                                                            5,098,439     9,067,787
                                                          -----------   -----------

                    Health Care--8.84%
       142,687      Bergen Brunswig Corp., Class A          2,651,420     4,530,312
        72,600      Fisher Scientific International         1,760,598     2,994,750
        91,000      Sybron Corp.*                           1,050,861     2,639,000
        55,900      Vivra, Inc.*                              683,027     1,823,738
                                                          -----------   -----------
                                                            6,145,906    11,987,800
                                                          -----------   -----------

                    Industrial--6.07%
        87,700      Brady (WH) Co.                          1,819,963     2,203,462
        38,800      Solectron Corp.*                        1,240,873     1,901,200
       312,000      Specialty Equipment Cos., Inc.*         4,064,648     4,134,000
                                                          -----------   -----------
                                                            7,125,484     8,238,662
                                                          -----------   -----------

                    Insurance--0.64%
        25,400      Arthur J. Gallagher & Co.                 868,342       873,125
                                                          -----------   -----------

                    Newspapers--6.02%
       245,075      Harte-Hanks Communications              2,972,825     6,831,466
        17,000      Tribune Co.                               863,186     1,326,000
                                                          -----------  ------------
                                                            3,836,011     8,157,466
                                                          -----------  ------------

                    Office & Business Equipment--3.48%
       129,305      General Binding Corp.                   2,131,766     3,038,667
        31,900      Pitney-Bowes, Inc.                      1,103,507     1,678,738
                                                          -----------  ------------
                                                            3,235,273     4,717,405
                                                          -----------  ------------

                    Packaging--3.16%
       252,810      Shorewood Packaging Corp.*              2,666,047     4,281,969
                                                          -----------  ------------

                    Printing & Publishing--2.69%
        38,400      Houghton Mifflin Co.                    1,106,777     1,809,600
       169,500      Thomas Nelson, Inc.                     2,127,452     1,843,313
                                                          -----------  ------------
                                                            3,234,229     3,652,913
                                                          -----------  ------------

                    Real Estate--8.03%
       187,500      Merry Land & Investment Co., Inc.       3,586,266     4,007,812
       264,700      Rouse Co.*                              3,128,949     6,882,200
                                                          -----------  ------------
                                                            6,715,215    10,890,012
                                                          -----------  ------------

        Number      COMMON STOCKS--99.39% (cont)              Cost     Market Value
       of Shares
                    Retailing--3.62%
         112,920    Longs Drug Stores, Inc.               $ 4,114,765  $  4,912,020
                                                          -----------  ------------

                    Total Common Stocks                    91,488,783   134,801,019
                                                          -----------  ------------

       Principal    REPURCHASE AGREEMENTS--0.59%
       Amount

        $793,119    State Street Bank & Trust Company
                    Repurchase Agreement, 4.00%, dated
                    9/30/96, repurchase price $793,207,
                    maturing 10/1/96 (collateralized by
                    U.S. Treasury Bond, 6.25%, 8/15/23)       793,119       793,119
                                                          -----------  ------------

                    Total Repurchase Agreements               793,119       793,119
                                                          -----------  ------------

                    Total Investments--99.98%             $92,281,902   135,594,138
                                                          ===========
                    Other Assets and Cash
                    less Liabilities--0.02%                                  33,068
                                                                       ------------

                    NET ASSETS--100.00%                                $135,627,206
                                                                       ============

*Non-income producing

The accompanying notes are an integral part of the financial statements.

Equity Statistical Summary



Ariel Growth
(unaudited)


                                                                      Earnings Per Share
                                                                -------------------------------

                                                   52-Week        1995        1996       1997     1996       1997      Market
                             Ticker    Price        Range        Actual     Estimate   Estimate    P/E        P/E       Cap.
Company                      Symbol   9/30/96    Low      High  Calendar    Calendar   Calendar  Calendar  Calendar    ($MM)
Oil-Dri Corp. of America     ODC       13.88   11.88     16.38    0.79        0.77       1.04      18.0      13.3        100
Hunt Manufacturing Co.       HUN       16.88   12.75     18.38    1.24        1.50       1.65      11.3      10.2        185
Thomas Nelson, Inc.          TNM       11.00   10.25     26.13    0.53       (0.05)      0.97      nm        11.3        188
Angelica Corporation         AGL       21.63   19.38     25.25    1.08        0.98       1.00      22.1      21.6        198
American Media, Inc.         ENQ        5.50    2.75      6.00    0.51        0.63       0.79       8.7       7.0        230
Phoenix Duff & Phelps        DUF        6.25    5.50     11.38    0.64        0.67       0.71       9.3       8.8        274
Specialty Equipment Cos.     SPEQ      13.25    9.25     15.75    1.47        1.34       1.63       9.9       8.1        293
Shorewood Packaging Corp.    SHOR      16.94   13.00     18.00    1.05        1.30       1.52      13.0      11.1        310
Armor All Products Corp.     ARMR      16.00   14.25     19.50    0.99        0.79       1.05      20.3      15.2        341
Interface, Inc.              IFSIA     17.25   11.63     17.38    1.07        1.20       1.50      14.4      11.5        364
General Binding Corp.        GBND      23.50   19.25     24.00    1.44        1.55       1.67      15.2      14.1        370
Arthur J. Gallagher & Co.    AJG       34.38   30.00     39.50    2.53        2.58       2.65      13.3      13.0        525
W.H. Brady Co.               BRCOA     25.13   18.00     27.50    1.31        1.42       1.66      17.7      15.1        550
Bob Evans Farms, Inc.        BOBE      13.38   13.13     19.38    1.12        0.84       1.00      15.9      13.4        570
Longs Drug Stores Corp.      LDG       43.50   37.88     48.50    2.71        3.02       3.26      14.4      13.3        849
Merry Land & Investment      MRY       21.38   20.00     24.00    1.84        2.02       2.16      10.6       9.9        899
Safety Kleen Corporation     SK        16.50   13.38     18.63    1.17        1.30       1.40      12.7      11.8        959
Herman Miller, Inc.          MLHR      40.50   26.50     41.13    1.85        1.95       2.55      20.8      15.9        964
Central Newspapers, Inc.     ECP       38.13   29.25     39.38    2.13        2.38       2.75      16.0      13.9      1,017
Harte-Hanks Communication    HHS       27.88   18.67     28.00    1.38        1.59       1.89      17.5      14.8      1,017
First Brands Corporation     FBR       26.13   21.00     29.50    1.59        1.79       2.02      14.6      12.9      1,074
Bergen Brunswig Corp.        BBC       31.75   20.50     32.50    1.89        2.12       2.35      15.0      13.5      1,271
The Rouse Company            RSE       26.00   18.25     27.38    1.83        2.20       2.50      11.8      10.4      1,492
McCormick & Company, Inc.    MCCRK     23.38   18.88     26.63    1.17        1.15       1.30      20.3      18.0      1,858
T. Rowe Price Associates     TROW      32.50   21.31     35.75    1.25        1.56       1.76      20.8      18.5      1,860
Ecolab, Inc.                 ECL       33.75   27.25     33.88    1.50        1.71       1.96      19.7      17.2      2,171
Whitman Corporation          WH        23.25   20.13     25.75    1.26        1.37       1.50      17.0      15.5      2,444
Leggett & Platt, Inc.        LEG       29.38   19.88     29.50    1.59        1.85       2.05      15.9      14.3      2,636
Hasbro, Inc.                 HAS       37.13   28.50     46.75    2.28        2.56       2.80      14.5      13.3      3,205
Omnicom Group, Inc.          OMC       46.75   31.13     48.00    2.01        2.40       2.70      19.5      17.3      3,540
MBIA Incorporated            MBI       85.75   69.25     86.63    6.35        7.16       7.91      12.0      10.8      3,688
Northern Trust Corp.         NTRS      65.75   43.75     68.00    3.70        4.42       5.01      14.9      13.1      3,700
Clorox Company               CLX       95.88   69.25    100.50    4.35        4.90       5.42      19.6      17.7      4,941

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Additionally, all numbers are before amortization charges associated with goodwill and other intangible assets. The Rouse Company and Merry Land & Investment numbers are before depreciation and deferred taxes.


Ariel Appreciation
(unaudited)

                                                                        Earnings Per Share
                                                                  ------------------------------

                                                    52-Week         1995      1996        1997     1996        1997     Market
                              Ticker   Price         Range         Actual   Estimate    Estimate    P/E         P/E      Cap.
Company                       Symbol  9/30/96    Low      High    Calendar  Calendar    Calendar Calendar    Calendar   ($MM)
Thomas Nelson, Inc.           TNM       11.00   10.25     26.13      0.53     (0.05)      0.97       nm         11.3     188
Phoenix Duff & Phelps         DUF        6.25    5.50     11.38      0.64      0.67       0.71       9.3         8.8     274
Specialty Equipment Cos.      SPEQ      13.25    9.25     15.75      1.47      1.34       1.63       9.9         8.1     293
Shorewood Packaging Corp.     SHOR      16.94   13.00     18.00      1.05      1.30       1.52      13.0        11.1     310
Armor All Products Corp.      ARMR      16.00   14.25     19.50      0.99      0.79       1.05      20.3        15.2     341
General Binding Corp.         GBND      23.50   19.25     24.00      1.44      1.55       1.67      15.2        14.1     370
Stanhome Inc.                 STH       28.88   25.38     32.63      2.44      2.50       2.70      11.6        10.7     518
Arthur J. Gallagher & Co.     AJG       34.38   30.00     39.50      2.53      2.58       2.65      13.3        13.0     525
W.H. Brady Co.                BRCOA     25.13   18.00     27.50      1.31      1.42       1.66      17.7        15.1     550
Bob Evans Farms, Inc.         BOBE      13.38   13.13     19.38      1.12      0.84       1.00      15.9        13.4     570
Houghton Mifflin Company      HTN       47.13   39.63     50.63      1.99      2.53       3.34      18.6        14.1     687
Fisher Scientific Int'l.      FSH       41.25   28.63     42.63      2.10      2.40       3.00      17.2        13.8     821
Longs Drug Stores Corp.       LDG       43.50   37.88     48.50      2.71      3.02       3.26      14.4        13.3     849
Merry Land & Investment       MRY       21.38   20.00     24.00      1.84      2.02       2.16      10.6         9.9     899
Safety Kleen Corporation      SK        16.50   13.38     18.63      1.17      1.30       1.40      12.7        11.8     959
Herman Miller, Inc.           MLHR      40.50   26.50     41.13      1.85      1.95       2.55      20.8        15.9     964
Harte-Hanks Communication     HHS       27.88   18.67     28.00      1.38      1.59       1.89      17.5        14.8   1,017
First Brands Corporation      FBR       26.13   21.00     29.50      1.59      1.79       2.02      14.6        12.9   1,074
Bergen Brunswig Corp.         BBC       31.75   20.50     32.50      1.89      2.12       2.35      15.0        13.5   1,271
Vivra Inc.                    V         32.63   21.08     35.38      1.08      1.25       1.50      26.1        21.8   1,306
Sybron International Corp.    SYB       29.00   18.38     30.00      1.44      1.75       1.85      16.6        15.7   1,359
The Rouse Company             RSE       26.00   18.25     27.38      1.83      2.20       2.50      11.8        10.4   1,492
McCormick & Company, Inc.     MCCRK     23.38   18.88     26.63      1.17      1.15       1.30      20.3        18.0   1,858
T. Rowe Price Associates      TROW      32.50   21.31     35.75      1.25      1.56       1.76      20.8        18.5   1,860
Ecolab, Inc.                  ECL       33.75   27.25     33.88      1.50      1.71       1.96      19.7        17.2   2,171
Whitman Corporation           WH        23.25   20.13     25.75      1.26      1.37       1.50      17.0        15.5   2,444
Solectron Corporation         SLR       49.00   29.00     51.13      1.77      2.43       3.18      20.2        15.4   2,570
Leggett & Platt, Inc.         LEG       29.38   19.88     29.50      1.59      1.85       2.05      15.9        14.3   2,636
Hasbro, Inc.                  HAS       37.13   28.50     46.75      2.28      2.56       2.80      14.5        13.3   3,205
Omnicom Group, Inc.           OMC       46.75   31.13     48.00      2.01      2.40       2.70      19.5        17.3   3,540
MBIA Incorporated             MBI       85.75   69.25     86.63      6.35      7.16       7.91      12.0        10.8   3,688
Northern Trust Corp.          NTRS      65.75   43.75     68.00      3.70      4.42       5.01      14.9        13.1   3,700
Equifax, Incorporated         EFX       26.38   17.75     27.75      1.06      1.26       1.40      20.9        18.8   4,008
Tribune Company               TRB       78.00   56.63     79.00      4.13      4.53       5.05      17.2        15.4   4,774
Clorox Company                CLX       95.88   69.25    100.50      4.35      4.90       5.42      19.6        17.7   4,941
Morton International          MII       39.75   29.63     40.25      2.62      2.99       3.41      13.3        11.7   5,663
MBNA Corporation              KRB       34.75   22.67     34.88      1.55      1.98       2.45      17.6        14.2   7,741
Pitney Bowes, Inc.            PBI       52.75   40.75     54.50      2.68      3.10       3.40      17.0        15.5   7,866
Carnival Corporation          CCL       31.00   22.00     31.50      1.59      1.93       2.00      16.1        15.5   9,124

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Additionally, all numbers are before amortization charges associated with goodwill and other intangible assets. The Rouse Company and Merry Land & Investment numbers are before depreciation and deferred taxes.

[Ariel Premier Bond Logo]

Dear Shareholder: For the three months ending September 30, 1996, the Ariel Premier Bond Fund, Institutional Class, returned +2.04% versus +1.85% for the broader bond market as represented by the Lehman Aggregate Bond Index.

Although Treasury yields ended the third quarter little changed from the prior three months, the seeming stability masked a quarter in which rates actually experienced significant volatility. Reports of a strengthening economy alternating with signs of diminishing growth led to sharp changes in market sentiment and yields. The higher yields of early July reflected expectations for rising inflation and a Fed tightening. However, these expectations abated and rates declined in early August on signs of a slowing economy. By early September, falling yields reversed themselves in anticipation, yet again, of higher inflation and rising short rates.

For the first nine months of 1996, duration has had an important impact on returns; the shorter the better. Mortgages and corporates have outperformed equal duration Treasuries primarily due to their inherent yield advantage. The high yield and foreign sectors have been the best performers this year--albeit with added risk. Accordingly, short duration portfolios with a low quality corporate or foreign emphasis have added the most value relative to broad bond market indices. Although the Ariel Premier Bond Fund shies away from these riskier investments, our overweighting in mortgages enhanced our returns versus those of the Lehman Aggregate Index for both the month and quarter.

Although our outlook is relatively optimistic for the economy and modestly bearish on inflation, the Fund's duration remains neutral because current yields have priced in some of this bad news. If yields were to decline, reflecting a more enthusiastic view, we would likely move to shorten the portfolio's duration.

On the whole, there have been no significant changes in current portfolio strategy. Discount mortgages are overweighted and seasoned issues have been substituted for newer ones. Our 19% position in asset-backed securities is a high quality substitute for corporates.

As always, we are grateful for the opportunity to serve you and welcome any comments or questions that you may have.

Sincerely,


/s/ John W. Rogers, Jr.              /s/ Kenneth R. Meyer
John W. Rogers, Jr.                  Kenneth R. Meyer
President                            Executive Vice President
Ariel Capital Management, Inc.       Lincoln Capital Management Company


Ariel Premier Bond Fund    Average Annual Total Return

Inception October 1, 1995  ---------------------------------------------------------------------
                                                                 3Q96      1 Year   Life of Fund
                           ---------------------------------------------------------------------
                            Ariel Premier Bond Fund, Inst. Cl.  +2.04%     +3.96%      +3.96%




Ariel Premier Bond Fund
Portfolio Composition

Pie Chart

Other                             0.8%
Asset-Backed                     19.4%
Mortgage-Backed                  32.4%
Commercial Paper                  7.1%
Government & Agency              40.3%



Lehman Aggregate Bond Index
Portfolio Composition

Pie Chart
Asset-Backed                  1.0%
Mortgage-Backed              29.7%

Corporate                    17.6%
Government & Agency          51.7%



Comparison of change in value of $10,000 invested in Ariel Premier Bond Fund and comparable indices*

Plot Points
Ariel Premier Bond Fund        Oct 95      $10,000
                               Dec 95      $10,351
                               Mar 96      $10,092
                               Jun 96      $10,189
                               Sep 96      $10,396

Lehman Aggregate               Oct 95      $10,000
                               Dec 95      $10,426
                               Mar 96      $10,240
                               Jun 96      $10,298
                               Sep 96      $10,490


* Statistics represent past performance which is not indicative of future results.


Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high-quality fixed income securities. The fund may invest in investment-grade bonds including U.S. Government (and government agency) securities, corporate bonds, mortgage-related securities and asset-backed securities. Under normal conditions, at least 80% of the funds assets will be invested in fixed income securities rated A or better by the recognized rating agencies. Ariel Premier Bond Fund will not invest in "junk bonds" or other low-rated securities.




Ariel Premier Bond Fund
Schedule of Investments
September 30, 1996

    Par Value      ASSET-BACKED SECURITIES--19.38%             Cost      Market Value
    $   70,000     Circuit City Credit Card,
                   1995-1A, 6.375%, 8/15/05                 $   69,093    $   69,024
        70,000     Finger Hut, 96-1A, 6.45%, 2/20/02            70,000        69,697
        60,000     Green Tree Financial, 1995-1 A5,
                   8.40%, 6/15/25                               65,946        63,799
        50,000     J.C. Penney Master Credit Card Trust,
                   1990-CA, 9.625%, 6/30/00                     55,872        54,467
        44,203     Merrill Lynch Mortgage Investors, Inc.,
                   1995-C2-A1, Floating Rate, 6/15/21           45,185        44,333
       300,000     The Money Store, 1996-1 A3,
                   6.85%, 12/20/02                             299,955       302,451
       300,000     The Money Store, 1996-B A6,
                   7.38%, 5/15/17                              299,953       302,649
       200,000     Olympic Auto Receivables,
                   1995-EA4, 5.85%, 3/15/01                    197,800       197,980
        60,000     Prime, 95-1A, 6.75%, 11/15/05                62,726        59,906
       350,000     Private Label Credit Card,
                   1994-2A, 7.80%, 9/20/03                     357,890       359,625
        80,084     Railcar Trust, 1992-1A,
                   7.75%, 6/1/04                                85,884        82,771
        45,000     Sears Credit Account, 96-1A,
                   6.20%, 2/16/06                               44,082        44,154
       440,000     Sears Credit Account, 96-2A,
                   6.50%, 10/15/03                             437,594       440,229
       420,000     Standard Credit Card Master -
                   Citibank, 8.25%, 11/7/03                    448,362       444,826
       300,000     UCFC, 96 CA 3, 7.15%, 12/15/13              299,954       303,300
        40,000     World Financial, 96-A, 6.70%,
                   2/15/04                                      39,928        39,852
       100,000     World Omni Auto Lease, 1996-AA1,
                   6.30%, 6/25/02                               99,911        99,491
                                                            ----------    ----------
                   Total Asset-Backed Securities             2,980,135     2,978,554
                                                            ----------    ----------

                   U.S. GOVERNMENT AGENCIES--43.42%
                   Mortgage-Backed Securities--32.36%
     1,490,457     Federal Home Loan Mortgage Corp.
                   (FHLMC) Gold, 6.50%, 11/1/25              1,406,255     1,401,953
       287,143     FHLMC Gold, 6.50%, 3/1/26                   264,669       270,093
       443,845     FHLMC Gold, 6.50%, 4/1/26                   409,106       417,489
       780,392     FHLMC Gold, 6.50%, 5/1/26                   719,312       734,053
        46,356     Federal National Mortgage
                   Association (FNMA), 7.00%, 10/1/23           45,557        44,734
       505,842     FNMA, 7.00%, 5/1/24                         497,120       488,138
       491,877     FNMA, 6.50%, 11/1/25                        451,388       462,054
       362,306     FNMA, 6.50%, 1/1/26                         345,393       340,339
        65,136     FNMA, 6.50%, 3/1/26                          59,774        61,187
       145,540     FNMA, 6.50%, 3/1/26                         135,269       136,716
       171,272     FNMA, 6.50%, 4/1/26                         158,465       160,888


Par Value     U.S. GOVERNMENT AGENCIES--43.42% (cont)          Cost       Market Value
              Mortgage-Backed Securities--32.36% (cont)
$ 483,484     FNMA, 6.50%, 5/1/26                           $   449,138   $   454,170
                                                            -----------   -----------
                                                              4,941,446     4,971,814
                                                            -----------   -----------
              Other Agency Issues--11.06%
  160,000     Government Trust Certificate, Israel
              Trust, Series 2E, 9.40%, 5/15/02                  175,151       170,800
  250,000     Government Trust Certificate, Aid
              Israel, 5.70%, 2/15/03                            249,186       235,312
  300,000     Resolution Funding 96 KS4,
              7.30%, 4/25/22                                    299,931       304,032
  630,000     Resolution Funding Corporation,
              8.125%, 10/15/19                                  697,790       697,681
  245,000     Resolution Funding Corporation,
              8.875%, 7/15/20                                   305,108       292,471
                                                            -----------   -----------
                                                              1,727,166     1,700,296
                                                            -----------   -----------

              Total U.S. Government Agencies                  6,668,612     6,672,110
                                                            -----------   -----------
              U.S. GOVERNMENT OBLIGATIONS--29.28%

1,425,000     U.S. Treasury Bond,
              8.125%, 8/15/19                                 1,586,980     1,593,136
2,050,000     U.S. Treasury Note,
              5.875%, 4/30/98                                 2,049,248     2,045,141
  870,000     U.S. Treasury Note,
              6.125%, 7/31/00                                   853,775       861,587
                                                            -----------   -----------
              Total U.S. Government Obligations               4,490,003     4,499,864
                                                            -----------   -----------


 Par Value    COMMERCIAL PAPER--7.14%                          Cost       Market Value

$ 400,000     Cargill, Inc., 5.30%, 10/17/96                $   399,058   $   399,058
  400,000     Ford Motor Credit Co., 5.37%,
              10/15/96                                          399,165       399,165
  300,000     National Rural Utilities, 5.30%,
              11/4/96                                           298,498       298,498
                                                            -----------   -----------
              Total Commercial Paper                          1,096,721     1,096,721
                                                            -----------   -----------
              REPURCHASE AGREEMENTS--1.27%

  195,465     State Street Bank & Trust Company
              Repurchase Agreement, 4.00%, dated
              9/30/96, repurchase price $195,487,
              maturing 10/1/96 (collateralized by
              U.S. Treasury Bill, 2/27/97)                      195,465       195,465
                                                            -----------   -----------
              Total Repurchase Agreements                       195,465       195,465
                                                            -----------   -----------
              Total Investments--100.49%                    $15,430,936    15,442,714
                                                            ===========
              Liabilities less
              Other Assets and Cash--(0.49)%                                  (76,094)
                                                                          -----------
              NET ASSETS--100.00%                                         $15,366,620
                                                                          ===========

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities

September 30, 1996

                                                      GROWTH        APPRECIATION       PREMIER
                                                       FUND             FUND          BOND FUND
                                                   ------------     ------------     -----------
ASSETS:
  Investments in securities, at value
    (cost $72,391,816, $92,281,902
    and $15,430,936, respectively)                 $109,520,420     $135,594,138     $15,442,714
  Cash                                                   15,651           62,437               -
  Dividends and interest receivable                     263,894          248,390         163,623
  Receivable for securities sold                        156,000                -               -
  Prepaid and other assets                               12,765           12,474               -
                                                   ------------     ------------     -----------
    Total assets                                    109,968,730      135,917,439      15,606,337
                                                   ------------     ------------     -----------

LIABILITIES:
  Accrued management fee                                 58,155           94,146           5,619
  Accrued distribution fee                               22,367           26,998               -
  Payable for shares redeemed                            33,582           77,741               -
  Shareholder distributions payable                           -                -         234,098
  Other liabilities                                      84,589           91,348               -
                                                   ------------     ------------     -----------
    Total liabilities                                   198,693          290,233         239,717
                                                   ------------     ------------     -----------

NET ASSETS                                         $109,770,037     $135,627,206     $15,366,620
                                                   ============     ============     ===========
NET ASSETS CONSIST OF:
  Paid-in-capital                                  $ 66,290,486     $ 85,824,699     $15,288,404
  Undistributed net investment income                        --          382,445           4,064
  Accumulated net realized gain on
    investment transactions                           6,350,947        6,107,826          62,374
  Net unrealized appreciation on
    investments                                      37,128,604       43,312,236          11,778
                                                   ------------     ------------     -----------
    Total net assets                               $109,770,037     $135,627,206     $15,366,620
                                                   ============     ============     ===========

Total shares outstanding (no par value),
  unlimited shares authorized                         3,589,095        5,428,331       1,544,997
                                                   ============     ============     ===========
Net asset value, redemption price and
  offering price per share
  (net assets/shares outstanding)                  $      30.58     $      24.99     $      9.95
                                                   ============     ============     ===========


Statement of Operations

Year Ended September 30, 1996

                                                      GROWTH       APPRECIATION       PREMIER
                                                       FUND             FUND         BOND FUND
                                                   -----------     ------------      ---------
INVESTMENT INCOME:
  Dividends                                        $ 2,022,814     $ 2,322,234        $      -
  Interest                                             149,433         190,187         423,990
                                                   -----------     -----------        --------
    Total investment income                          2,172,247       2,512,421         423,990
                                                   -----------     -----------        --------

EXPENSES:
  Management fee                                       751,001       1,010,049          31,840
  Distribution fee                                     288,847         336,683               -
  Transfer agent fees and expenses                     282,951         341,024               -
  Printing and postage expense                          54,892          56,189               -
  Professional fees                                     42,884          44,934               -
  Trustees' fees and expenses                           23,353          22,953               -
  Federal and state registration fees                   21,428          23,706               -
  Custody fees and expenses                             15,444          14,343               -
  Miscellaneous expenses                                30,448          32,764               -
                                                   -----------     -----------        --------
    Total expenses before waiver                     1,511,248       1,882,645          31,840
  Waiver of expenses                                         -         (47,713)              -
                                                   -----------     -----------        --------

    Net expenses                                     1,511,248       1,834,932          31,840
                                                   -----------     -----------        --------

NET INVESTMENT INCOME                                  660,999         677,489         392,150
                                                   -----------     -----------        --------

REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments                   7,382,064       8,710,352          65,835
  Change in unrealized appreciation
    on investments                                   9,870,652      15,106,961          11,778
                                                   -----------     -----------        --------
    Net gain on investments                         17,252,716      23,817,313          77,613
                                                   -----------     -----------        --------

NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS                                       $17,913,715     $24,494,802        $469,763
                                                   ===========     ===========        ========

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                                    GROWTH FUND                  APPRECIATION FUND           PREMIER BOND FUND
                                                    -----------                  -----------------           -----------------

                                             Year Ended September 30,        Year Ended September 30,      Year Ended September 30,
                                               1996            1995            1996            1995                1996
                                           -------------   -------------   -------------   -------------        -----------
OPERATIONS:
   Net investment income                   $     660,999   $   1,569,187   $     677,489   $     857,415        $   392,150
   Net realized gain on investments            7,382,064      16,984,463       8,710,352       9,407,780             65,835
   Change in unrealized
     appreciation on investments               9,870,652      (1,509,398)     15,106,961       5,951,567             11,778
                                           -------------   -------------   -------------   -------------        -----------
   Net increase in net assets
     resulting from operations                17,913,715      17,044,252      24,494,802      16,216,762            469,763
                                           -------------   -------------   -------------   -------------        -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                      (1,659,356)     (1,134,168)     (1,152,459)       (412,918)          (389,495)

   Capital gains                             (15,885,827)     (8,249,215)    (10,183,833)     (9,198,828)            (2,052)
                                           -------------   -------------   -------------   -------------        -----------
                                             (17,545,183)     (9,383,383)    (11,336,292)     (9,611,746)          (391,547)
                                           -------------   -------------   -------------   -------------        -----------

SHARE TRANSACTIONS:
   Shares sold                               224,715,671     191,400,263     115,542,199     239,579,765         16,322,662
   Shares issued to holders in
     reinvestment of dividends                16,343,324       8,993,824      10,096,899       9,170,255            143,156
   Shares redeemed                          (252,610,404)   (236,613,280)   (146,482,349)   (274,322,662)        (1,187,414)
                                           -------------   -------------   -------------   -------------        -----------
   Net increase (decrease)                   (11,551,409)    (36,219,193)    (20,843,251)    (25,572,642)        15,278,404
                                           -------------   -------------   -------------   -------------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (11,182,877)    (28,558,324)     (7,684,741)    (18,967,626)        15,356,620

NET ASSETS:
   Beginning of period                       120,952,914     149,511,238     143,311,947     162,279,573             10,000
                                           -------------   -------------   -------------   -------------        -----------

   End of period (includes
   undistributed net investment
   income of $0, $708,465,
   $382,445, $758,169 and
   $4,064, respectively)                   $ 109,770,037   $ 120,952,914   $ 135,627,206   $ 143,311,947        $15,366,620
                                           =============   =============   =============   =============        ===========

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                  GROWTH FUND
                                                  -----------
                                                                        Ten Months
                                  Year Ended September 30,                 Ended
                                1996       1995       1994      1993   Sept. 30, 1992
                                ----       ----       ----      ----   --------------
Net asset value, beginning
 of period                   $  30.78   $  28.84   $  30.46  $  29.59       $  27.36
Income from investment
 operations:
 Net investment income           0.18       0.36       0.18      0.73           0.31
 Net realized and
  unrealized gains
  (losses) on investments        4.24       3.51       0.23      2.81           3.19
                             --------   --------   --------  --------       --------
 Total from investment
  operations                     4.42       3.87       0.41      3.54           3.50
Distributions to
 shareholders:
 Dividends from net
  investment income             (0.44)     (0.23)     (0.30)    (0.75)         (0.56)
                             --------   --------   --------  --------       --------
 Distributions from
  capital gains                 (4.18)     (1.70)     (1.73)    (1.92)         (0.71)
                             --------   --------   --------  --------       --------
 Total distributions            (4.62)     (1.93)     (2.03)    (2.67)         (1.27)
Net asset value, end of      --------   --------   --------  --------       --------
 period                      $  30.58   $  30.78   $  28.84  $  30.46       $  29.59
                             ========   ========   ========  ========       ========
Total return                    16.28%     14.38%      1.41%    12.54%         13.15%(a)

Supplemental data and
 ratios:
 Net assets, end of
  period, in thousands       $109,770   $120,953   $149,511  $233,826       $236,186

 Ratio of expenses to
  average net assets             1.31%      1.37%(b)   1.25%     1.16%          1.23%(c)

 Ratio of net income to
  average net assets             0.57%      1.18%(b)   0.56%     0.72%          0.83%(c)

 Portfolio turnover rate           17%        16%         9%       13%            19%
 Average commission rate
  paid per share             $ 0.0493



                                                 APPRECIATION FUND                       PREMIER BOND FUND
                                                 -----------------                       -----------------
                                                                          Ten Months
                                       Year Ended September 30,             Ended      Year Ended September 30,
                                1996        1995       1994     1993    Sept. 30, 1992         1996
                                ----        ----       ----     ----    --------------         ----
Net asset value, beginning
 of period                   $  22.76   $  21.82   $  21.67  $  19.42       $  17.60        $  10.00
Income from investment
 operations:
 Net investment income           0.13       0.14       0.04      0.06           0.09            0.43
 Net realized and
  unrealized gains
  (losses) on investments        4.07       2.26       0.51      2.27           1.92           (0.04)
                             --------   --------   --------  --------       --------        --------
 Total from investment
  operations                     4.20       2.40       0.55      2.33           2.01            0.39
Distributions to
 shareholders:
 Dividends from net
  investment income             (0.20)     (0.06)     (0.05)    (0.08)         (0.17)          (0.43)
 Distributions from
  capital gains                 (1.77)     (1.40)     (0.35)       --          (0.02)          (0.01)
                             --------   --------   --------  --------       --------        --------
 Total distributions            (1.97)     (1.46)     (0.40)    (0.08)         (0.19)          (0.44)
                             --------   --------   --------  --------       --------        --------
Net asset value, end of
 period                      $  24.99   $  22.76   $  21.82  $  21.67       $  19.42        $   9.95
                             ========   ========   ========  ========       ========        ========
Total return                    19.60%     12.11%      2.56%    12.03%         11.47%(a)        3.96%

Supplemental data and
 ratios:
 Net assets, end of
  period, in thousands       $135,627   $143,312   $162,280  $207,065       $146,624         $15,367

 Ratio of expenses to
  average net assets             1.36%(b)   1.36%(b)   1.35%(b)  1.37%          1.44%(b)(c)     0.48%

 Ratio of net income to
  average net assets             0.50%(b)   0.61%(b)   0.17%(b)  0.33%          0.57%(b)(c)     5.85%

 Portfolio turnover rate           26%        18%        12%       56%             2%            423%
 Average commission rate
  paid per share             $ 0.0513




(a) Total return is not annualized.

(b) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39% for the period ended 1995 for the Growth Fund and 1.40%, 1.58%, 1.40% and 1.50% for the periods ended 1996, 1995, 1994 and 1992 for the Appreciation Fund; and the ratio of net investment income to average net assets would have been 1.16% for the period ended 1995 for the Growth Fund and 0.46%, 0.39%, 0.12% and 0.51% for the periods ended 1996, 1995, 1994 and 1992 for the Appreciation Fund, respectively.

(c) Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to the Financial Statements

September 30, 1996

1. ORGANIZATION

Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Growth Fund, Appreciation Fund and Premier Bond Fund (the "Funds" or "Ariel Mutual Funds") are diversified portfolios of the Trust. The Premier Bond Fund is structured to offer an Institutional Class and an Investor Class. Currently, only shares of the Institutional Class are offered for sale.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements.

INVESTMENT VALUATION - Securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices, or yield equivalent as obtained from one or more market makers for such securities, and debt securities over 60 days are valued based on quotes obtained from dealers. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.

EXPENSES - The Funds are charged for those expenses that are directly attributable to each portfolio, such as management fees. Expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid at least annually for the Growth Fund and Appreciation Fund and quarterly for the Premier Bond Fund. Distributions of realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

September 30, 1996

3. Capital Share Transactions

Transactions in shares of capital stock were as follows:

                                                              Year Ended September 30, 1996
                                                     Growth Fund    Appreciation Fund    Premier Bond Fund
                                                     -----------    -----------------    -----------------
Shares sold                                            7,768,583         5,103,680           1,649,706
Shares issued to holders in
  reinvestment of dividends                              603,075           458,325              14,370
Shares redeemed                                       (8,712,337)       (6,429,578)           (120,079)
                                                     -----------       -----------           ---------
Net increase (decrease)                                 (340,679)         (867,573)          1,543,997
                                                     ===========       ===========           =========

                                                       Year Ended September 30, 1995
                                                     Growth Fund    Appreciation Fund
                                                     -----------    -----------------
Shares sold                                            6,811,402        11,384,217
Shares issued to holders in
  reinvestment of dividends                              333,352           470,028
Shares redeemed                                       (8,399,958)      (12,995,996)
                                                     -----------       -----------
Net decrease                                          (1,255,204)       (1,141,751)
                                                     ===========       ===========

4. Investment Transactions

Purchases and sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 1996 are summarized below:

                                                     Growth Fund    Appreciation Fund    Premier Bond Fund
                                                     -----------    -----------------    -----------------
Purchases                                            $18,856,199       $34,014,480          $13,330,095
Sales                                                 46,698,963        57,715,522            3,609,392


Purchases and sales of U.S. government securities for the Premier Bond Fund for the year ended September 30, 1996 were $26,544,351 and $22,145,394, respectively.

At September 30, 1996 gross unrealized appreciation and depreciation of securities were as follows:

                                                     Growth Fund    Appreciation Fund    Premier Bond Fund
                                                     -----------    -----------------    -----------------
Unrealized appreciation                              $41,082,913       $45,053,234           $ 80,757
Unrealized (depreciation)                             (3,954,309)       (1,740,998)           (68,979)
                                                     -----------       -----------           --------
  Net appreciation                                   $37,128,604       $43,312,236           $ 11,778
                                                     ===========       ===========           =========

The book and federal income tax basis of securities is the same for the Growth Fund, Appreciation Fund and Premier Bond Fund. As of September 30, 1996 the Appreciation Fund had net realized capital loss carryforwards of $222,481, resulting from a fund acquisition on September 13, 1991, which expire, if unused, on September 30, 1998. It is management's intention to distribute future realized capital gains to the extent that such gains exceed available federal income tax capital loss carryforwards. For the year ended September 30, 1996, 100% of dividends paid from net investment income of the Growth Fund and Appreciation Fund qualifies for the dividend received deduction available to corporate shareholders.

5. Investment Advisory and Other Transactions with Affiliates

The Trust has entered into an investment advisory and administrative services agreement (the "Management Agreement") with Ariel Capital Management, Inc. (the "Adviser"). Pursuant to the Management Agreement, the Adviser is paid by the Growth Fund and Appreciation Fund, a monthly fee at the annual rate of 0.65% and 0.75% of the first $500 million of average net assets, 0.60% and 0.70% of the next $500 million of average net assets and 0.55% and 0.65% on the average net assets in excess of $1 billion, respectively. The Adviser has agreed to reimburse each Fund for operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceeding, on a pro rata basis, 1.50% of the first $30 million of each Fund's average daily net assets and 1.00% of such assets in excess of $30 million.

September 30, 1996

The Trust has entered into an investment advisory agreement and administrative services agreement with the Adviser for the Premier Bond Fund. Pursuant to the agreements, the Fund pays the Adviser an investment advisory fee and administrative services fee based on the average daily net assets of the Fund at the annual rate of 0.35% and 0.10%, respectively. Prior to May 14, 1996, the Adviser was paid an investment advisory fee and administrative services fee based on the average daily net assets of the Fund at the annual rate of 0.43% and 0.15%, respectively. The Adviser pays all of the Fund's expenses other than the investment advisory fee and administrative services fee, the expenses assumed by the Adviser under the administrative services agreement, interest, taxes, brokerage commissions and extraordinary expenses.

Lincoln Capital Management Company ("Lincoln Capital"), is the sub-adviser of the Premier Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million; 0.20% for the next $50 million; 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted a distribution plan which permits the Growth Fund and Appreciation Fund to pay for certain expenses associated with the distribution of their shares up to 0.30% annually of each Fund's average daily net asset value. Such expenses are currently limited to an annual rate of 0.25% of each Fund's average daily net assets by the Board of Trustees. Payments have been made to Ariel Distributors, Inc., an affiliate of the Adviser.


Report of Independent Auditors

September 30, 1996

To the Board of Trustees and Shareholders of Ariel Mutual Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ariel Growth Fund, Ariel Appreciation Fund, and Ariel Premier Bond Fund, comprising Ariel Investment Trust ("Ariel Mutual Funds"), as of September 30, 1996, the related statement of operations, the statement of changes in net assets and the financial highlights for the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Ariel Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the Ariel Mutual Funds at September 30, 1996, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods indicated therein, in conformity with generally accepted accounting principles.

                                   Ernst & Young LLP
Chicago, Illinois
October 23, 1996

Board of Trustees

Bert N. Mitchell, C.P.A. Bert is founder, chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.

Mario L. Baeza Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

William C. Dietrich, C.P.A. Bill is a director and vice president, treasurer and CFO of Shopping Alternatives, Inc., a provider of home shopping services to the retail grocery and pharmacy industries. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

Royce N. Flippin, Jr. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his B.A. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

John G. Guffey Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

Mellody Hobson As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received a B.A. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Additionally, Mellody works with a variety of other civic institutions, including those affiliated with Princeton.

Christopher G. Kennedy Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention &Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

Eric T. McKissack, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

and on...and on. Soon the Hare was so far ahead he thought he might as well have a rest, so down he lay and fell fast asleep...as the Tortoise plodded on...and on. Suddenly the Hare woke up with a start. What was the time? Where was the Tortoise? He dashed on at his fastest pace...only to find that the Tortoise had already won the race.

                               Slow & steady wins the race.

[Logo]
Ariel Investment Trust                                             BULK MAIL
307 North Michigan Avenue                                         U.S. POSTAGE
Suite 500                                                             PAID
Chicago, Illinois 60601                                         PERMIT NO. 6784
                                                                  CHICAGO, IL








[Logo] Printed on recycled paper